SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEOPROBE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The purchase price payable under the Asset Purchase Agreement consists of $30,000,000, subject to a possible adjustment as set forth in the Asset Purchase Agreement, plus royalty payments up to a maximum of $20,000,000 over the course of six fiscal years.  Solely for purposes of calculating the filing fee, the registrant estimates a purchase price of $50,000,000.

(4)	Proposed maximum aggregate value of transaction: $50,000,000

(5)	Total fee paid: $5,805

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

                                              August 2, 2011

Dear Stockholder:

TIME IS SHORT!  VOTE YOUR SHARES!

We have previously mailed you proxy materials for the Annual Meeting of Stockholders of Neoprobe Corporation to be held on August 15, 2011.

According to our latest records, we have not yet received your vote.  If you have voted already, we thank you.  If not, it is important that you sign and return your Voting Instruction Form today in order to make sure that your shares will be voted at the meeting in accordance with your desires.  If you hold your shares in the name of a brokerage firm, your broker cannot vote your shares on certain of these proposals unless they receive your specific instructions.  Also, if you hold your shares in the name of a brokerage firm and wish to vote your shares at the Annual Meeting, you need to obtain a legal proxy through your broker to do so.

All of the proposals on the Annual Meeting agenda are important, but this year we have a proposal on the ballot to approve the sale (the “Asset Sale”) of our GDS line of gamma detection devices to Devicor Medical Products, Inc.  The Asset Sale will provide the Company with access to resources to support and advance development of our current product pipeline including evaluating additional opportunities for our Lymphoseek product and to pursue growth of our pipeline with other product candidates.

ISS, THE LEADING INDEPENDENT PROXY ADVISOR, HAS RECOMMENDED THAT NEOPROBE STOCKHOLDERS VOTE FOR THE ASSET SALE.  In recommending Neoprobe stockholders support the asset sale proposal, ISS said, “The Company’s rationale for the asset sale appears reasonable, the sale price exceeds the range of implied present values for the GDS business calculated by UBS, and the sale presents no conflicts of interest.”

Your Board of Directors recommends that you vote FOR on proposals 1, 2, 3, 5, 6 and 7 and for 3 years on proposal 4.

In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate Voting Instruction Form and return envelope.

Please sign and date the enclosed Voting Instruction Form (or follow the telephone & internet instructions) today.  In the event that two Voting Instruction Forms are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies.

Thank you for your cooperation and continued support.

Sincerely, Dr. Mark J. Pykett President and Chief Executive Officer

*Permission to use quotations was neither sought nor obtained

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 15, 2011: The proxy statement and annual report to security holders is available at http://neoprobe2011.investorroom.com.

NEOPROBE CORPORATION ANNUAL MEETING TO BE HELD ON 08/15/11
FOR HOLDERS AS OF 07/05/11 * ISSUER CONFIRMATION COPY - INFO ONLY *
2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

640518106

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
2 - 01-MARK J. PYKETT, PH.D.,02-PETER F. DRAKE, PH.D.,03-JESS EMERY JONES, M.D.

PROPOSAL(S)	**DIRECTORS RECOMMEND**
1 *- TO APPROVE THE SALE (THE "ASSET SALE") OF OUR GDS LINE OF GAMMA --->>> DETECTION DEVICE SYSTEMS (THE "GDS BUSINESS") TO DEVICOR MEDICAL PRODUCTS, INC. ("DEVICOR" OR THE "BUYER") PURSUANT TO THE TERMS AND CONDITIONS OF AN ASSET PURCHASE AGREEMENT DATED AS OF MAY 24, 2011, BY AND BETWEEN THE COMPANY AND DEVICOR (THE "ASSET PURCHASE AGREEMENT").	FOR --->>> 0030202
3 *- TO APPROVE AND AMEND THE COMPANY'S AMENDED AND RESTATED 2002 ------>>> STOCK INCENTIVE PLAN (THE "2002 PLAN") TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE 2002 PLAN TO 10,000,000 SHARES AND TO EXTEND THE TERM OF THE 2002 PLAN TO MARCH 7, 2015.	FOR --->>> 0029102
4 *- TO HOLD AN ADVISORY VOTE ON THE FREQUENCY OF VOTING ON THE -------->>> COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	3YR --->>> 0029414
5 *- TO HOLD AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR ------->>> NAMED EXECUTIVE OFFICERS.	FOR --->>> 0029440
6 - TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY'S -------->>> INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.	FOR --->>> 0010200
7 - TO ADJOURN THE ANNUAL MEETING TO A LATER DATE, IF NECESSARY OR ---->>> APPROPRIATE, TO ALLOW FOR THE SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO APPROVE THE ASSET SALE IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE ASSET SALE.	FOR --->>> 0010401

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

VIF11H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/15/11 FOR NEOPROBE CORPORATION
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** E **
- PROXY STATEMENT - 10-K REPORT

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

2

X FOR ALL NOMINEES

X WITHHOLD ALL NOMINEES

X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ____________

	FOR	AGN	ABS
1	☐	☐	☐
3	☐	☐	☐

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

640518106

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

	1YR	2YR	3YR	ABS
4	☐	☐	☐	☐

	FOR	AGN	ABS
5	☐	☐	☐
6	☐	☐	☐
7	☐	☐	☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

071

P15394

2

2

NEOPROBE CORPORATION
ATTN: BRENT L. LARSON
425 METRO PLACE N., STE 300
DUBLIN, OH 43017-1367

FOLD AND DETACH HERE

SIGNATURE(S) DATE / /

Proxy Services
P.O. Box 9175
Farmingdale NY 11735-9852

WRONG WAY

P.O. Box 9175

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.